LIVE NATION ENTERTAINMENT REPORTS SECOND QUARTER 2013 FINANCIAL RESULTS

- Second Quarter Revenue up 8% and Concert Attendance up 8% -
- All Core Businesses Deliver Improved Revenue, AOI and Operating Income for the Quarter -

LOS ANGELES – August 6, 2013 – Live Nation Entertainment (NYSE: LYV) today released financial results for the three and six months ended June 30, 2013.

“We saw continued strong consumer demand for the live business over the past quarter, and further accelerated our top line growth by continuing to build share in our concerts and ticketing businesses. As a result, we are well on our way to achieving our 2013 goals with strong performance across our core business segments with revenue growth of 8% in the second quarter as compared to last year. The positive trend in our concert ticket sales from the beginning of the year has continued with concert attendance up 8% for the quarter,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “Sponsorship & Advertising delivered a 16% increase in revenue during the second quarter driven by new sponsors and improved online activity and Ticketmaster revenue was up 3% with 2% higher ticket volume. We strongly believe that the strategies and investments we are implementing today position the company for long-term growth and delivery of our three-year plan.”

The company will webcast a teleconference today at 5:00 p.m. Eastern Time to discuss its financial performance. Interested parties should visit the Investor Relations section of the company’s website at www.livenation.com/investors to listen to the webcast. Supplemental statistical and financial information provided on the call, if any, will be available under the same link. A replay of the webcast will also be available on the Live Nation website.

FINANCIAL HIGHLIGHTS – 2nd QUARTER
(unaudited; $ in millions)

	Q2 2013	Q2 2012	Growth	6 months 2013	6 months 2012	Growth
Revenue
Concerts	$1,193.0	$1,076.0	10.9%	$1,706.5	$1,524.7	11.9%
Ticketing	337.8	328.9	2.7%	663.0	655.5	1.1%
Artist Nation	99.7	109.2	(8.7%)	150.0	170.6	(12.1%)
Sponsorship & Advertising	71.2	61.3	16.2%	111.4	97.4	14.4%
Other & Eliminations	(22.2)	(24.7)	10.1%	(27.7)	(29.5)	6.1%
	$1,679.5	$1,550.7	8.3%	$2,603.2	$2,418.7	7.6%

Adjusted Operating Income (Loss)
Concerts	$42.6	$36.2	17.7%	$29.4	$11.3	**
Ticketing	77.6	71.4	8.7%	137.2	143.9	(4.7%)
Artist Nation	8.5	14.9	(43.0%)	7.5	11.9	(37.0%)
Sponsorship & Advertising	47.2	42.9	10.0%	70.9	63.6	11.5%
Other & Eliminations	1.6	0.8	100.0%	2.4	(0.4)	**
Corporate	(17.6)	(20.2)	12.9%	(34.6)	(36.1)	4.2%
	$159.9	$146.0	9.5%	$212.8	$194.2	9.6%

Operating Income (Loss)
Concerts	$36.9	$(7.0)	**	$(2.9)	$(62.0)	95.3%
Ticketing	39.2	31.5	24.4%	54.5	63.8	(14.6%)
Artist Nation	(2.9)	2.8	**	(13.8)	(12.2)	(13.1%)
Sponsorship & Advertising	46.4	42.7	8.7%	69.8	63.3	10.3%
Other & Eliminations	2.1	1.4	50.0%	3.2	0.1	**
Corporate	(23.9)	(28.4)	15.8%	(46.2)	(52.8)	12.5%
	$97.8	$43.0	**	$64.6	$0.2	**

** percentages are not meaningful

For the three months ending June 30, 2013, revenue was $1.7 billion up 8% compared to prior year revenue of $1.6 billion. For the first six months of 2013, revenue was $2.6 billion, up 8% compared to $2.4 billion for the same period of 2012.

As of June 30, 2013, total cash and cash equivalents were $1.4 billion, which includes $479 million in ticketing client cash and $331 million in free cash. Event-related deferred revenue was $868 million as of June 30, 2013, compared to $707 million as of the same date in 2012. Free cash flow was $102 million for the second quarter of 2013 as compared to $99 million in the second quarter of last year, and $116 million for the first six months of 2013 versus $123 million for the same period in 2012.

About Live Nation Entertainment:
Live Nation Entertainment is the world’s leading live entertainment company comprised of four market leaders: Ticketmaster.com, Live Nation Concerts, Artist Nation Management and Live Nation Media/Sponsorship. For additional information, visit www.livenation.com/investors.

Follow us @twitter.com/LiveNationInc

Investor Contact:
Maili Bergman
(310) 867-7000
IR@livenation.com

Media Contact:
Jacqueline Peterson
(310) 360-3051
jacquelinepeterson@livenation.com

LIVE NATION ENTERTAINMENT, INC.
KEY OPERATING METRICS

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Concerts (1)
Total estimated events:
North America	4,076	3,983	7,339	7,188
International	1,842	1,709	3,464	3,309
Total estimated events	5,918	5,692	10,803	10,497
Total estimated attendance (rounded):
North America	9,321,000	9,282,000	14,376,000	13,642,000
International	6,021,000	4,877,000	9,071,000	7,728,000
Total estimated attendance	15,342,000	14,159,000	23,447,000	21,370,000
Ancillary net revenue per attendee (2):
North America amphitheaters			$18.59	$18.87
International festivals			$16.81	$17.83
Ticketing (3)
Number of tickets sold (in thousands):
Concerts	19,526	18,604	36,197	35,412
Sports	8,099	7,734	16,620	16,540
Arts and theater	3,962	4,371	8,226	9,190
Family	3,264	3,073	7,834	7,601
Other (4)	1,417	1,699	3,138	3,449
	36,268	35,481	72,015	72,192

Gross value of tickets sold (in thousands)	$2,326,378	$2,191,152	$4,508,229	$4,411,351

Sponsorship & Advertising
Sponsorship revenue (in thousands)	$54,322	$48,223	$82,575	$73,940
Online advertising revenue (in thousands)	$16,918	$13,055	$28,812	$23,466

(1)
Events generally represent a single performance by an artist. Attendance generally represents the number of fans who were present at an event. Festivals are counted as one event in the quarter in which the festival begins but attendance is based on the days the fan was present at the festival and thus can be reported in multiple quarters. Events and attendance metrics are estimated each quarter.

(2)	Amounts are reported as of the latest period shown.

(3)
The number and gross value of tickets sold includes primary tickets only and excludes tickets sold for the 2012 Olympics. These metrics include tickets sold during the period regardless of event timing except for our promoted events in our owned and/or operated venues and in certain European territories where these tickets are reported as the events occur. The total number of tickets sold excludes approximately 25 million and 27 million tickets sold for the three months ended June 30, 2013 and 2012, respectively, and excludes approximately 53 million and 58 million tickets sold for the six months ended June 30, 2013 and 2012, respectively, through our venue clients’ box offices for which we do not receive a fee.

(4)	Other category includes tickets for comedy shows, facility tours, donations, lectures, seminars and cinemas.

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(in thousands except share and per share data)
Revenue	$1,679,513	$1,550,677	$2,603,211	$2,418,674
Operating expenses:
Direct operating expenses	1,209,918	1,106,869	1,786,852	1,645,583
Selling, general and administrative expenses	295,719	280,943	575,241	549,078
Depreciation and amortization	82,688	94,259	164,853	173,972
Loss (gain) on disposal of operating assets	(30,199)	93	(33,796)	(195)
Corporate expenses	21,812	27,415	42,467	50,632
Acquisition transaction expenses	1,769	(1,870)	2,977	(561)
Operating income	97,806	42,968	64,617	165
Interest expense	30,041	29,488	58,192	59,198
Interest income	(890)	(931)	(2,658)	(1,831)
Equity in earnings of nonconsolidated affiliates	(2,629)	(1,801)	(5,211)	(5,682)
Other expense, net	3,868	5,424	7,506	3,642
Income (loss) before income taxes	67,416	10,788	6,788	(55,162)
Income tax expense	8,401	5,228	11,960	9,506
Net income (loss)	59,015	5,560	(5,172)	(64,668)
Net income (loss) attributable to noncontrolling interests	885	(2,132)	(63)	(3,210)
Net income (loss) attributable to common stockholders of Live Nation Entertainment, Inc.	$58,130	$7,692	$(5,109)	$(61,458)

Basic and diluted net income (loss) per common share attributable to common stockholders of Live Nation Entertainment, Inc.	$0.30	$0.04	$(0.03)	$(0.33)

Weighted average common shares outstanding:
Basic	193,069,783	186,893,774	190,960,206	186,707,769
Diluted	196,770,405	189,325,338	190,960,206	186,707,769

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)

	June 30, 2013	December 31, 2012
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$1,385,260	$1,001,055
Accounts receivable, less allowance of $20,175 and $19,794, respectively	634,509	415,790
Prepaid expenses	607,376	359,936
Other current assets	60,212	36,031
Total current assets	2,687,357	1,812,812
Property, plant and equipment
Land, buildings and improvements	794,902	852,175
Computer equipment and capitalized software	372,704	338,919
Furniture and other equipment	199,478	200,743
Construction in progress	55,625	56,822
	1,422,709	1,448,659
Less accumulated depreciation	730,014	726,873
	692,695	721,786
Intangible assets
Definite-lived intangible assets, net	668,367	724,463
Indefinite-lived intangible assets	375,991	377,463
Goodwill	1,369,062	1,357,827
Investments in nonconsolidated affiliates	52,438	46,160
Other long-term assets	236,901	250,295
Total assets	$6,082,811	$5,290,806
LIABILITIES AND EQUITY
Current liabilities
Accounts payable, client accounts	$622,448	$557,953
Accounts payable	167,818	102,718
Accrued expenses	631,216	626,723
Deferred revenue	1,018,135	402,002
Current portion of long-term debt	61,658	62,050
Other current liabilities	15,274	16,726
Total current liabilities	2,516,549	1,768,172
Long-term debt, net	1,662,035	1,677,955
Long-term deferred income taxes	192,821	199,596
Other long-term liabilities	87,409	94,409
Commitments and contingent liabilities
Redeemable noncontrolling interests	78,759	42,100
Stockholders’ equity
Common stock	1,959	1,877
Additional paid-in capital	2,355,798	2,272,882
Accumulated deficit	(913,527)	(908,418)
Accumulated other comprehensive loss	(51,959)	(10,923)
Total Live Nation Entertainment, Inc. stockholders’ equity	1,392,271	1,355,418
Noncontrolling interests	152,967	153,156
Total equity	1,545,238	1,508,574
Total liabilities and equity	$6,082,811	$5,290,806

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Six Months Ended June 30,
	2013	2012
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(5,172)	$(64,668)
Reconciling items:
Depreciation	59,410	59,691
Amortization	105,443	114,281
Deferred income tax benefit	(6,305)	(6,946)
Amortization of debt issuance costs and discount/premium, net	10,421	6,881
Non-cash compensation expense	14,119	17,919
Gain on disposal of operating assets	(33,796)	(195)
Equity in earnings of nonconsolidated affiliates	(5,211)	(5,682)
Other, net	1,468	(1,773)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(205,361)	(103,344)
Increase in prepaid expenses	(230,247)	(305,090)
Increase in other assets	(65,252)	(62,284)
Increase in accounts payable, accrued expenses and other liabilities	152,384	94,717
Increase in deferred revenue	588,446	566,621
Net cash provided by operating activities	380,347	310,128
CASH FLOWS FROM INVESTING ACTIVITIES
Distributions from nonconsolidated affiliates	2,740	703
Investments made in nonconsolidated affiliates	(3,032)	(2,858)
Purchases of property, plant and equipment	(76,685)	(62,785)
Proceeds from disposal of operating assets, net of cash divested	81,070	5,648
Cash paid for acquisitions, net of cash acquired	(23,766)	(68,093)
Purchases of intangible assets	(17)	(11,469)
(Increase) decrease other, net	(1,052)	297
Net cash used in investing activities	(20,742)	(138,557)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of debt issuance costs	89,369	58,270
Payments on long-term debt	(106,388)	(44,222)
Contributions from noncontrolling interests	267	130
Distributions to noncontrolling interests	(1,936)	(8,189)
Proceeds from exercise of stock options	73,449	859
Payments for deferred and contingent consideration	(750)	(10,585)
Net cash provided by (used in) financing activities	54,011	(3,737)
Effect of exchange rate changes on cash and cash equivalents	(29,411)	(7,048)
Net increase in cash and cash equivalents	384,205	160,786
Cash and cash equivalents at beginning of period	1,001,055	844,253
Cash and cash equivalents at end of period	$1,385,260	$1,005,039

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the company’s prospects for achieving its 2013 goals and the company’s positioning for long-term growth and delivery of its three-year plan. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, the potential impact of any economic slowdown and operational challenges associated with selling tickets and staging events.
Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.
This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.
Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, payments under the Azoff Trust note and acquisition-related severance), depreciation and amortization (including goodwill impairment), loss (gain) on disposal of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which were classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.
Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to noncontrolling interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.
Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and fund revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on disposal of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)

	Three Months Ended June 30, 2013

Concerts	$42.6	$1.6	$(31.3)	$35.1	$0.3	$36.9
Ticketing	77.6	1.7	—	36.7	—	39.2
Artist Nation	8.5	0.2	1.1	10.1	—	(2.9)
Sponsorship & Advertising	47.2	0.2	—	0.6	—	46.4
Other and Eliminations	1.6	(0.1)	—	(0.5)	0.1	2.1
Corporate	(17.6)	4.2	—	0.7	1.4	(23.9)
Total Live Nation	$159.9	$7.8	$(30.2)	$82.7	$1.8	$97.8

	Three Months Ended June 30, 2012

Concerts	$36.2	$1.3	$—	$44.1	$(2.2)	$(7.0)
Ticketing	71.4	1.5	(0.1)	38.8	(0.3)	31.5
Artist Nation	14.9	0.3	—	11.5	0.3	2.8
Sponsorship & Advertising	42.9	0.2	—	—	—	42.7
Other and Eliminations	0.8	—	0.2	(0.8)	—	1.4
Corporate	(20.2)	5.6	—	0.7	1.9	(28.4)
Total Live Nation	$146.0	$8.9	$0.1	$94.3	$(0.3)	$43.0

	Six Months Ended June 30, 2013

Concerts	$29.4	$2.5	$(34.5)	$63.8	$0.5	$(2.9)
Ticketing	137.2	3.1	—	79.5	0.1	54.5
Artist Nation	7.5	0.3	0.7	20.2	0.1	(13.8)
Sponsorship & Advertising	70.9	0.4	—	0.7	—	69.8
Other and Eliminations	2.4	—	—	(0.8)	—	3.2
Corporate	(34.6)	7.8	—	1.5	2.3	(46.2)
Total Live Nation	$212.8	$14.1	$(33.8)	$164.9	$3.0	$64.6

	Six Months Ended June 30, 2012

Concerts	$11.3	$2.7	$(0.5)	$72.5	$(1.4)	$(62.0)
Ticketing	143.9	3.0	(0.2)	78.0	(0.7)	63.8
Artist Nation	11.9	0.6	—	23.1	0.4	(12.2)
Sponsorship & Advertising	63.6	0.3	—	—	—	63.3
Other and Eliminations	(0.4)	—	0.5	(1.0)	—	0.1
Corporate	(36.1)	11.3	—	1.4	4.0	(52.8)
Total Live Nation	$194.2	$17.9	$(0.2)	$174.0	$2.3	$0.2

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Q2 2013	Q2 2012
Adjusted operating income	$159.9	$146.0
Less: Cash interest expense — net	(22.0)	(20.4)
Cash taxes	(19.5)	(3.4)
Maintenance capital expenditures	(15.3)	(16.6)
Distributions to noncontrolling interests	(0.7)	(5.0)
Distributions from (contributions to) investments in nonconsolidated affiliates	(0.1)	(1.9)
Free cash flow	$102.3	$98.7
Revenue generating capital expenditures	(18.5)	(18.8)
Net	$83.8	$79.9

($ in millions)	6 months 2013	6 months 2012
Adjusted operating income	$212.8	$194.2
Less: Cash interest expense — net	(44.5)	(48.9)
Cash taxes	(22.9)	14.5
Maintenance capital expenditures	(26.8)	(26.7)
Distributions to noncontrolling interests	(1.9)	(8.2)
Distributions from (contributions to) investments in nonconsolidated affiliates	(0.3)	(2.2)
Free cash flow	$116.4	$122.7
Revenue generating capital expenditures	(28.5)	(32.1)
Net	$87.9	$90.6

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	June 30, 2013
Cash and cash equivalents	$1,385.3
Client cash	(479.1)
Deferred revenue — event-related	(868.3)
Accrued artist fees	(56.3)
Collections on behalf of others	(38.0)
Prepaids related to artist settlements/events	387.7
Free cash	$331.3